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                              ROXBURY MID-CAP FUND

                          ROXBURY SMALL-CAP GROWTH FUND

                             ROXBURY MICRO-CAP FUND

                                OF WT MUTUAL FUND

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     SUPPLEMENT DATED JULY 24, 2006 TO THE PROSPECTUS DATED NOVEMBER 1, 2005


The sale of shares of the Roxbury Micro-Cap Fund has been suspended indefinitely.

In addition, Roxbury Capital Management ("Roxbury") has assigned the day-to-day management of the Roxbury Micro-Cap Fund on an interim basis to Roxbury Small-Cap Growth II (San Diego Team) ("Small-Cap Growth II Team"). The Small-Cap Growth II Team is comprised of Paul Rokosz, CFA, John Moten, Trisha Schuster, CFA, and Kevin McLean, CFA, who are jointly and primarily responsible for the day-to-day management of the Micro-Cap Fund during the interim period. Information relating to the members of the Small-Cap Growth II Team is provided below.

As a result of this change, the three paragraphs under the section entitled "Fund Managers -- Roxbury Micro Cap Fund" under the heading "MANAGEMENT OF THE FUND" (including the Total Return of Composite of Similarly Managed Micro Cap Accounts chart) are deleted and replaced with the following:


PAUL ROKOSZ, CFA is the Portfolio Manager for the Small-Cap Growth II Team. He has more than 19 years of investment experience. Before coming to Roxbury in 2006, he managed several small- and mid-cap growth portfolios at RiverSource Institutional (formerly American Express Asset Management).

Prior to joining RiverSource in 1998, Paul was an analyst and manager at Putnam Investments, Kemper Investments, and O'Connor and Associates. He has a B.B.A. from Loyola University in Chicago and an M.B.A. from the University of Chicago.

JOHN MOTEN is a Senior Analyst for the Small-Cap Growth II. He joined the firm in 2006, bringing with him more than 19 years of investment experience.

John previously was a Senior Analyst at RiverSource Institutional (formerly American Express Asset Management) from 2003 to 2005, and was an Equity Analyst at Deutsche Bank from 2000 through 2003. He has a B.A. from St. Lawrence University and an M.B.A. from the University of Chicago.

TRISHA SCHUSTER, CFA is a Senior Analyst for the Small-Cap Growth II Team. Before joining the firm in 2006, she was a Senior Analyst and Associate Portfolio Manager at RiverSource Institutional (formerly American Express Asset Management) from 2002 through 2005.

Prior to RiverSource, Trisha was a Portfolio Manager with Nicholas-Applegate Capital Management from 1998 through 2002, and has more than 12 years of investment experience. She earned a B.A. from the
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University of California, Irvine, and an M.B.A. from the University of Southern
California.

KEVIN MCLEAN, CFA is an Analyst for the Small-Cap Growth II Team. Prior to joining the firm in 2006, he was a Business Analyst at RiverSource Institutional (formerly American Express Asset Management) from 2002 through 2005. He received a B.S. from Drake University in 2002.

Paul Rokosz is the lead portfolio manager for the Small-Cap Growth II Team ("Team") and is ultimately responsible for making investment decisions for the Roxbury Micro-Cap Fund. Mr. Rokosz receives direct support from the dedicated research staff of John Moten, Trisha Schuster, and Kevin McLean. Mr. Rokosz also conducts research analysis. In his absence, Mr. Rokosz may direct John Moten or Trisha Schuster to make investment decisions for the Fund.



All references to the prior Roxbury Micro-Cap Fund Manager and the Micro-Cap Fund Manager's Prior Performance are deleted from this prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.